Financial Results for Second Quarter Ended June 28, 2020 Pilgrim’s Pride Corporation (NASDAQ: PPC)

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; and the impact of uncertainties of litigation and other legal matters described in our Quarterly Report on Form 10-Q, including the In re Broiler Chicken Antitrust Litigation and ongoing federal antitrust investigation into alleged price fixing, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward-looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

Pullet Placements Trending In-line With Expectations 10,000 Intended Pullet Placements 9,000 8,000 7,000 6,000 5,000 4,000 3,000 Thousand Head 2,000 1,000 - Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 5 Yr. Avg. . Trailing 8-Month placements 1.7% above year ago placements. Source: USDA 3

Hatching Layer Flock Consistent With Expected Growth Broiler Type Hatching Layers Eggs/100 64,000 1,950 1,900 62,000 1,850 60,000 1,800 58,000 1,750 Eggs 56,000 1,700 Head (000) Head 1,650 54,000 1,600 52,000 1,550 50,000 1,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 5 Yr. Avg. 2019 2020 5 Yr. Avg. . Increased broiler layer flock, improvements in eggs/100, and more recently reduced egg exports are contributing to growth in egg supply. . Eggs/100 productivity in Q2 improved slightly to be in line with 5 year average. Source: USDA 4

Hatchery Utilization Reflected Industry Egg Set Reduction in April and May 94.0% 92.0% 90.0% % 88.0% 86.0% 84.0% 82.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2019 2020 5 Yr. Avg. Source: Agristats 5

Egg Sets in Q2 Down 1.8%; Hatchability Still Trending Slightly Below 2019 Levels and Historical Chicken Egg Sets Chicken Hatchability by Week - USDA by Week - USDA 250,000 84.0% 240,000 83.0% 82.0% 230,000 81.0% 220,000 80.0% 210,000% 79.0% 78.0% Thousands Thousands of Eggs 200,000 77.0% 190,000 76.0% 180,000 75.0% 170,000 74.0% 5 Year Range 2018 2019 2020 5 Yr. Avg. 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: USDA 6

Chick Placements Down 4.1% in Q2-20; Placements Have Returned to Similar 2019 Levels Chicken Broiler Placed by Week- USDA 195,000 190,000 185,000 180,000 175,000 Head (000) 170,000 165,000 160,000 5 Year Range 2018 2019 2020 5 Yr. Avg. Source: USDA 7

Growth Remains Concentrated in Big Bird Categories and Continued Reduction in Small Birds Head Processed by Size 100% 15.1% 15.6% 90% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.3% 80% 19.1% 19.3% 70% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 26.9% 60% 50% 42.9% 40.7% 35.5% 35.0% 40% 32.2% 31.2% 30.4% 30.2% 28.7% 27.3% 30% 20% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 10% 23.0% 22.7% 21.8% 21.5% 0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 <4.25 4.26-6.25 6.26-7.75 >7.75 Source: USDA 8

June Freezer Inventory In-line With 5 Year Average Total Chicken Inventories 1,100,000 1,000,000 900,000 800,000 LBS (000) 700,000 600,000 500,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 2019 2020 3 Yr. Avg. . Breast meat inventories have declined seasonally and remain lower than Q1. . LQ inventories up Y/Y but remain well below 5 year average. . Wing inventories remains significantly below historical average. . Thigh meat and drums have seen significant drawdown and remain well below year ago levels. Source: USDA 9

Cents/Lb 100.00 40.00 50.00 60.00 70.00 80.00 90.00 1/4 1/18 2/1 2/15 3/1 5 Year Range 5 Year 3/15 3/29 4/12 4/26 2018 5/10 ValueCutout 5/24 Cutout 6/7 2019 6/21 7/5 Slightly Below the5 Year Range Rebounded and Now Now Tracking and Rebounded 7/19 61.64 2020 8/2 8/16 8/30 5 Yr. Avg. 5 Yr. 9/13 9/27 Source:PPC, EMI 10/11 10/25 11/8 11/22 12/6 12/20 10

Tenders Continue to Climb and Wings Remain Strong; BSB In-line With Seasonality while LQ Remains Weak USDA Boneless/Skinless Breast NE USDA Tenders NE 175.00 235.00 215.00 155.00 195.00 135.00 175.00 155.00 115.00 143.83 Cents/Lb 113.14 Cents/Lb 135.00 115.00 95.00 95.00 75.00 75.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2018 2019 2020 5 Year Average 5 Year Range 2018 2019 2020 5 Year Average USDA Leg Quarters NE USDA Whole Wings NE 50.00 230.00 45.00 210.00 40.00 190.00 195.06 35.00 170.00 30.00 150.00 Cents/Lb 27.2 Cents/Lb 25.00 130.00 20.00 110.00 15.00 90.00 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 1/5 2/4 3/6 4/5 5/5 6/4 7/4 8/3 9/2 10/2 11/1 12/1 10/2 11/1 12/1 5 Year Range 2018 2019 2020 5 Year Average 5 Year Range 2018 2019 2020 5 Year Average Source: USDA 11

Cents/Lb. 100.0 110.0 120.0 40.0 50.0 60.0 70.0 80.0 90.0 1/3 1/17 1/31 Small BirdWOGPrices Remained Have RelativelyFlat 5 Year Range 5 Year 2/14 2/28 3/13 3/27 4/10 2017 4/24 5/8 WOG 2.5 EMI 2018 5/22 6/5 6/19 - 4.0 LBS 2019 7/3 After RecoveringAfter From April 7/17 76.5 7/31 2020 8/14 8/28 9/11 5 Year Average Year 5 9/25 Source:EMI 10/9 10/23 11/6 11/20 12/4 12/18 12

Corn Stocks Remain at High Levels . USDA lowered U.S. corn ending stocks by 675 million in July after lowering their production number for 2020, supplies remain ample . USDA reported that farmers intend to plant 92 million corn acres this year up over 2 million from last year’s planted acres Source: USDA 13

Soybean Inventories Remain High . USDA raised soybean ending stocks by 30 million bushels in July after raising both production and crush . USDA reported that farmers intend to plant 83.8 million acres up almost 7.8 million from last year’s planted acres Source: USDA 14

Second Quarter 2020 Financial Review . U.S.: Diversified portfolio and Key Customer strategy minimized channel Main Indicators ($M) Q2-20 Q2-19 demand disruption; MX: Weak macro, better than expected growing conditions, Net Revenue 2,824.0 2,843.1 weak Peso; UK/Europe: Legacy operations Gross Profit 119.9 367.9 performance stable, new assets continue SG&A 92.6 88.3 to generate increasingly positive EBITDA. . SG&A higher on more brand investments Operating Income 27.3 279.6 in U.S. and MX, and addition of new Net Interest 31.2 30.2 Europe operations. Net Income -6.0 170.1 . Adjusted Q2-20 EBITDA reflects portfolio, Earnings Per Share -0.02 0.68 Key Customer strategy, and geographical (EPS) diversification. Adjusted EBITDA* 112.2 349.3 Adjusted EBITDA 4.0% 12.3% Margin* In $M U.S. EU MX * This is a non-GAAP measurement considered by management to be Net Revenue 1,798.7 757.2 268.1 useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and Operating Income 39.4 23.2 -35.5 reconciliation to GAAP. Operating Income 2.2% 3.1% -13.3% Margin Source: PPC 15

Fiscal Year 2020 Capital Spending CapexCapex (US$M)(US$M) . Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects. . New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by yielding a more differentiated portfolio. Non- essential projects are being re-evaluated given new market conditions. Source: PPC 16

Investor Relations Contact Investor Relations: Dunham Winoto Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) income (loss) attributable to noncontrolling interests, (2) charges or income from restructuring activities, (3) reorganization items, (4) transaction costs related to acquisitions, (5) gain on bargain purchase and (6) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended Six Months Ended June 28, 2020 June 30, 2019 June 28, 2020 June 30, 2019 (In thousands) Net income $ (6,400) $ 170,080 $ 61,049 $ 254,205 Add: Interest expense, net 31,165 30,150 62,163 60,372 Income tax expense (2,956) 75,547 35,556 95,963 Depreciation and amortization 84,603 71,348 164,376 138,530 EBITDA 106,412 347,125 323,144 549,070 Add: Foreign currency transaction losses (gains) 5,525 2,260 (12,860) 4,896 Transaction costs related to acquisitions (81) — 134 — Restructuring activity — (43) — (70) Minus: Negative adjustment to previously recognized gain on bargain purchase — — (1,740) — Shareholder litigation settlement — — 34,643 — Net income attributable to noncontrolling interest (364) 12 (183) 126 Adjusted EBITDA $ 112,220 $ 349,330 $ 277,698 $ 553,770 Source: PPC. Source: PPC 19

Appendix: Reconciliation of LTM EBITDA The summary unaudited consolidated income statement data for the twelve months ended June 28, 2020 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 30, 2019 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 29, 2019 and (2) the applicable audited consolidated income statement data for the six months ended June 28, 2020. PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended September 29, December 29, March 29, June 28, June 28, 2019 2019 2020 2020 2020 (In thousands) Net income $ 110,096 $ 92,235 $ 67,449 $ (6,400) $ 263,380 Add: Interest expense, net 27,330 30,650 30,998 31,165 120,143 Income tax expense 46,365 18,681 38,512 (2,956) 100,602 Depreciation and amortization 71,851 76,849 79,773 84,603 313,076 EBITDA 255,642 218,415 216,732 106,412 797,201 Add: Foreign currency transaction losses (gains) 3,027 (1,006) (18,385) 5,525 (10,839) Transaction costs related to acquisitions 63 1,239 215 (81) 1,436 Restructuring activity (20) 6 — — (14) Minus: Gain on bargain purchase — 56,880 (1,740) — 55,140 Shareholder litigation settlement — — 34,643 — 34,643 Net income attributable to noncontrolling interest 331 155 181 (364) 303 Adjusted EBITDA $ 258,381 $ 161,619 $ 165,478 $ 112,220 $ 697,698 Source: PPC. Source: PPC 20

Appendix: EBITDA Margin Reconciliation

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Sales for the applicable period.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin

(Unaudited)	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended	
	June 28, 2020	June 30, 2019	June 28, 2020	June 30, 2019	June 28, 2020	June 30, 2019	June 28, 2020	June 30, 2019
	(In thousands)							
Net income	$ (6,400)	$ 170,080	$ 61,049	$ 254,205	(0.23)%	5.98 %	1.03 %	4.57 %
Add:								
Interest expense, net	31,165	30,150	62,163	60,372	1.10 %	1.06 %	1.05 %	1.08 %
Income tax expense	(2,956)	75,547	35,556	95,963	(0.10)%	2.66 %	0.60 %	1.72 %
Depreciation and amortization	84,603	71,348	164,376	138,530	2.99 %	2.51 %	2.78 %	2.49 %
EBITDA	106,412	347,125	323,144	549,070	3.76 %	12.21 %	5.46 %	9.86 %
Add:								
Foreign currency transaction losses (gains)	5,525	2,260	(12,860)	4,896	0.19 %	0.08 %	(0.21)%	0.09 %
Acquisition charges	(81)	—	134	—	— %	— %	— %	— %
Restructuring activity	—	(43)	—	(70)	— %	— %	— %	— %
Minus:								
Negative adjustment to previously recognized gain on bargain purchase	—	—	(1,740)	—	— %	— %	(0.03)%	— %
Shareholder litigation settlement	—	—	34,643	—	— %	— %	0.59 %	— %
Net income (loss) attributable to noncontrolling interest	(364)	12	(183)	126	(0.01)%	— %	— %	— %
Adjusted EBITDA	$ 112,220	$ 349,330	$ 277,698	$ 553,770	3.96 %	12.29 %	4.69 %	9.95 %
Net sales	$2,824,023	$2,843,085	$5,898,951	$5,567,760	$2,824,023	$2,843,085	$5,898,951	$5,567,760

Source: PPC

Pilgrim's All about great taste.
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Appendix: Reconciliation of Adjusted Net Income A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Six Months Ended June 28, 2020 June 30, 2019 June 28, 2020 June 30, 2019 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's $ (6,036) $ 170,068 $ 61,232 $ 254,079 Adjustments, net of tax: Transaction costs related to acquisitions and restructuring activities net loss (81) (43) 134 (70) Foreign currency transaction loss (gain) 5,525 2,260 (12,860) 4,896 Income before acquisition charges and restructuring activity, and foreign currency transaction losses (gains) $ (592) $ 172,285 $ 48,506 $ 258,905 Weighted average diluted shares of common stock outstanding 247,018 249,636 248,308 249,603 Income before acquisition charges and restructuring activity, and foreign currency transaction losses (gains) per common diluted share $ — $ 0.69 $ 0.20 $ 1.04 Source: PPC. Source: PPC 22

Appendix: Adjusted EPS Bridge A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Six Months Ended June 28, 2020 June 30, 2019 June 28, 2020 June 30, 2019 (In thousands, except per share data) GAAP EPS $ (0.02) $ 0.68 $ 0.25 $ 1.02 Adjustments, net of tax: Acquisition charges and restructuring activity — — — — Foreign currency transaction losses (gains) 0.02 0.01 (0.05) 0.02 Adjusted EPS $ — $ 0.69 $ 0.20 $ 1.04 Weighted average diluted shares of common stock outstanding 247,018 249,636 248,308 249,603 Source: PPC. Source: PPC 23

Appendix: Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Six Months Ended June 28, 2020 June 30, 2019 June 28, 2020 June 30, 2019 (In thousands) Sources of net sales by geographic region of origin: US $ 1,798,689 $ 1,916,954 $ 3,725,569 $ 3,800,544 Europe 757,201 535,902 1,579,463 1,050,865 Mexico 268,133 390,229 593,919 716,351 Total net sales $ 2,824,023 $ 2,843,085 $ 5,898,951 $ 5,567,760 Sources of cost of sales by geographic region of origin: US $ 1,710,668 $ 1,670,384 $ 3,499,445 $ 3,383,803 Europe 700,553 492,386 1,470,687 977,764 Mexico 293,143 312,475 632,085 619,438 Elimination (200) (24) (224) (48) Total cost of sales $ 2,704,164 $ 2,475,221 $ 5,601,993 $ 4,980,957 Sources of gross profit by geographic region of origin: US $ 88,021 $ 246,570 $ 226,124 $ 416,741 Europe 56,648 43,516 108,776 73,101 Mexico (25,010) 77,754 (38,166) 96,913 Elimination 200 24 224 48 Total gross profit $ 119,859 $ 367,864 $ 296,958 $ 586,803 Sources of operating income by geographic region of origin: US $ 39,448 $ 186,959 $ 124,500 $ 301,800 Europe 23,185 24,195 46,375 36,908 Mexico (35,544) 68,372 (59,424) 77,836 Elimination 200 24 224 48 Total operating income $ 27,289 $ 279,550 $ 111,675 $ 416,592 Source: PPC. Source: PPC 24